                                                                     Exhibit 4.1

                               State of Delaware


          NUMBER                                                SHARES

            A-0                    [PICTURE]



                              CBRE Holding, Inc.
                             Class A Common Stock
                          (par value $.01 per share)


          This Certifies that         SPECIMEN         is the owner of
                             --------------------------
          ______________________________________________fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

             In Witness Whereof, the said Corporation has caused this Certificate to be signed by its authorized officers and to be sealed with the Seal of the Corporation.

          Dated________________________


               ____________________                       __________________
               Secretary                                  President

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SUBSCRIPTION AGREEMENT BETWEEN CBRE HOLDING, INC. AND THE PURCHASER (AS DEFINED IN THE SUBSCRIPTION AGREEMENT), A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SUBSCRIPTION AGREEMENT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SUCH SUBSCRIPTION AGREEMENT, INCLUDING RESTRICTIONS RELATING TO TRANSFER OF THE SECURITIES.




     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

     TEN COM  --as tenants in common                             UNIF GIFT MIN ACT --------------Custodian------------(Minor)
     TEN ENT  --as tenants by the entireties                      under Uniform Gifts to Minors Act-------------------(State)
     JT TEN   --as joint tenants with right to survivorship
                and not as tenants in common
                                                                               PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                                                   IDENTIFYING NUMBER OF ASSIGNEE
                                                                              ---------------------------------------
For value received, the undersigned hereby sells, assigns and transfers unto

----------------------------------------------------------------------------- ---------------------------------------
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
_____________________________________________________________________________________________________________________

---------------------------------------------------------------------------------------------------------------Shares

represented by the within Certificate, and hereby irrevocably constitutes and appoints-------------------------------

----------------------------------------------------------------------------------------Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated--------------------------------
                       In presence of                                   _____________________________________________

_______________________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.